UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Trimble Inc.

(Name of registrant as specified in its charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 01, 2018 . Meeting Information TRIMBLE INC. Meeting Type: Annual Meeting For holders as of: March 05, 2018 Date: May 01, 2018 Time: 5:30 PM PDT Location: Sunnyvale Theatre Sunnyvale Community Center 550 E. Remington Drive Sunnyvale, CA 94087 You are receiving this communication because you hold TRIMBLE INC. shares in the above named company. 935 Stewart Drive Sunnyvale, CA 94085 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. 0000364389_1 R1.0.1.17

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. 10K/Annual Report How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 0000364389_2 R1.0.1.17

Voting items The Board of Directors recommends you vote FOR all the nominees listed in proposal 1. 1. Election of Directors Nominees 01 Steven W. Berglund 02 Kaigham (Ken) Gabriel 03 Merit E. Janow 04 Ulf J. Johansson 05 Meaghan Lloyd 06 Ronald S. Nersesian 07 Mark S. Peek 08 Johan Wibergh The Board of Directors recommends you vote FOR proposals 2 and 3. 2. To hold an advisory vote on approving the compensation for our Named Executive Officers. 3. To ratify the appointment of Ernst & Young LLP as the independent auditor of the Company for the current fiscal year ending December 28, 2018. NOTE: This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, and in the discretion of the persons named above as proxies upon such other matters as may properly come before the meeting. 0000364389_3 R1.0.1.17

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